Acquisitions and Divestitures	6 Months Ended
Sep. 30, 2026
Business Combinations [Abstract]
Acquisitions and Divestitures
4.	Acquisitions and Divestitures
During the six months ended September 30, 2026, the business of ORIX Bank, a former consolidated subsidiary of the Company, was classified as a discontinued operation. As a result, the amounts of gains on sales of subsidiaries and equity method investments and liquidation losses, net are presented based on continuing operations, excluding the discontinued operation, for both the current and prior periods. For further information on the discontinued operations, see Note 26 “Discontinued Operations.”
(1) Acquisitions
There were no material acquisitions during the six months ended September 30, 2025 and 2026.
(2) Divestitures
Gains on sales of subsidiaries and equity method investments and liquidation losses, net for the six months ended September 30, 2025 and 2026 amounted to ¥98,200 million and ¥68,750 million, respectively. Gains on sales of subsidiaries and equity method investments and liquidation losses, net for the six months ended September 30, 2025 consisted of ¥9,148 million in Japan & APAC segment, ¥88,740 million in Infrastructure segment and ¥312 million in USA & Europe segment. Gains on sales of subsidiaries and equity method investments and liquidation losses, net for the six months ended September 30, 2026 mainly consisted of ¥62,894 million in Japan & APAC segment, ¥2,637 million in Infrastructure segment and ¥3,233 million in USA & Europe segment.
During the six months ended September 30, 2026, the Company sold all of the shares of ORIX Bank, a former consolidated subsidiary of the Company. The sale resulted in a gain of ¥124,295 million which was included in Income from Discontinuing Operations before Income Taxes for the six months ended September 30, 2026.